                                                Net Interest Margin Trust 1994-B
                                                June, 2000
                                                Payment: July 17, 2000

                                                7.85% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                             Cusip #               393534AB8
                                             Trust Account #       33-31958-0
                                             Distribution Date:    July 17, 2000

                                                                                       Per $1,000
Securitized Net Interest Margin Certificates                                            Original
--------------------------------------------                                           -----------
1.  Amount Available                                                567,943.39
                                                                --------------
    Pro rata Share of Excess from NIM 94-A                          259,269.03
                                                                --------------
Interest

2.  Aggregate Interest                                               47,540.35         0.51450595
                                                                --------------         ----------

3.  Amount Applied to:
    (a)  accrued but unpaid Interest

4.  Remaining:
    (a)  accrued but unpaid Interest

5.  Monthly Interest                                                 47,540.35
                                                                --------------

Principal

6.  Current month's principal distribution                          779,672.07         8.43800942
                                                                --------------         ----------

7.  Remaining outstanding principal balance                       6,487,642.72         70.2125835
                                                                --------------         ----------
    Pool Factor                                                     0.07021258
                                                                --------------

8.  Present value of the projected remaining aggregate
    cashflows of the Finance I Assets and the
    Residual Assets, as of the immediately
    preceding Distribution Date                                 288,014,692.16 **
                                                                --------------
9.  Aggregate principal balance of loans
    refinanced by Conseco Finance                                   708,648.04
                                                                --------------
10. Weighted average CPR                                                10.99%
                                                                --------------
11. Weighted average CDR                                                 1.94%
                                                                --------------
12. Annualized net loss percentage                                       1.26%
                                                                --------------

13. Delinquency              30-59 day                                   1.18%
                                                                --------------
                             60-89 day                                   0.45%
                                                                --------------
                             90+ day                                     0.62%
                                                                --------------
                             Total 30+                                   2.25%
                                                                --------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 6/15/00.

                                                Net Interest Margin Trust 1994-B
                                                June, 2000
                                                Payment: July 17, 2000




                                                       Fee Assets
                            --------------------------------------------------
                              Guarantee        Inside               Fee Asset
                                Fees            Refi                  Total
                            --------------------------------------------------

GTFC 1994-1                   194,915.97       9,359.65            204,275.62
GTFC 1994-2                         0.00           0.00                  0.00
GTFC 1994-3                         0.00           0.00                  0.00
GTFC 1994-4                         0.00           0.00                  0.00

                            --------------------------------------------------
                              194,915.97       9,359.65            204,275.62

Total amount of Guarantee Fees and
     Inside Refinance Payments                                     204,275.62
                                                                   ----------
Subordinated Servicing Fees                                        180,661.97
                                                                   ----------
Payment on Finance 1 Note                                          384,937.59
                                                                   ----------
Allocable to Interest (current)                                          0.00
                                                                   ----------
Allocable to accrued but unpaid Interest                                 0.00
                                                                   ----------
Accrued and unpaid Trustee Fees                                          0.00
                                                                   ----------
Allocable to Principal                                                   0.00
                                                                   ----------
Finance 1 Note Principal Balance                                         0.00
                                                                   ----------

                                                Net Interest Margin Trust 1994-B
                                                June, 2000
                                                Payment: July 17, 2000


                                                       Inside
                                       Residual        Refi         Total
                                   -----------------------------------------

GTFC 1994-1                                  0.00        0.00          0.00
GTFC 1994-2                                  0.00    5,550.42      5,550.42
GTFC 1994-3                                696.69   10,680.17     11,376.86
GTFC 1994-4                            152,080.11   13,998.41    166,078.52
                                   -----------------------------------------
                                       152,776.80   30,229.00    183,005.80

                                 Total Residual and Inside
                                   Refinance Payments            183,005.80